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                                                                    EXHIBIT 10.5


                             EMPLOYMENT AGREEMENT


     THIS AGREEMENT dated as of the 1st day of October, 1996 (the "Effective Date") by and between DSET Corporation, a New Jersey corporation with its principal place of business at 1011 Rt. 22 West, Bridgewater, New Jersey 08807 (the "Company"), and S. Daniel Shia (the "Executive").

                                  WITNESSETH:

     WHEREAS, the Company desires to secure the employment of the Executive in accordance with the provisions of this Agreement; and

     WHEREAS, the Executive desires and is willing to accept employment with the Company in accordance herewith.

     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.   Term. The Company hereby agrees to employ the Executive and the
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Executive hereby agrees to serve the Company pursuant to the terms and conditions of this Agreement as President and Chief Executive Officer of the Company for a term commencing on the Effective Date and expiring on the fifth anniversary thereof. Such term shall be automatically renewed for successive one-year terms, unless either party gives notice to the other of the intent to terminate this Agreement at the end of the initial term hereunder or a subsequent one-year term. Such notice shall be given at least 180 days prior to the end of the applicable term hereunder.

     2.   Positions and Duties. The Executive's duties hereunder shall be those
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which shall be prescribed from time to time by the Board of Directors in accordance with the bylaws of the Company and shall include such executive duties, powers and responsibilities as customarily
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attend the office of President and Chief Executive Officer of a company comparable to the Company. The Executive will hold, in addition to the office of President and Chief Executive Officer of the Company, such other executive offices in the Company and its subsidiaries to which he may be elected, appointed or assigned by the Board of Directors from time to time and will discharge such executive duties in connection therewith. During the employment period, the Executive's position (including status, offices and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned immediately preceding the Effective Date. The Executive shall devote his full working time, energy and skill (reasonable absences for vacations and illness excepted), to the business of the Company as is necessary in order to perform such duties faithfully, competently and diligently; provided, however, that notwithstanding any provision in this Agreement to the contrary, the Executive shall not be precluded from devoting reasonable periods of time required for serving as a member of boards of companies or organizations which have been approved by the Board of Directors of the Company so long as such memberships or activities do not interfere with the performance of the Executive's duties hereunder.

     3.   Compensation.  During the term of this Agreement, the Executive shall
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receive, for all services rendered to the Company hereunder, the following
(hereinafter referred to as "Compensation"):

          (a)  Base Salary. For the term hereof, the Executive shall be
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compensated by an annual base salary equal to two hundred thousand dollars
($200,000). Such salary shall be paid in accordance with the Company's then current payroll schedule. Such base salary shall be reviewed, and any revisions in the amount thereof shall be determined, by the Board of Directors or


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a compensation committee formed by the Board of Directors (the "Compensation
Committee") at the end of each calendar year during the term hereof. This provision shall be effective October 1, 1996. Such compensation shall be pro rated for any partial calendar year during the term hereof.

          (b)  Bonuses. The Executive shall be eligible for and may receive
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bonuses as determined by the Board of Directors or, if formed, the Compensation
Committee thereof. The Company shall pay to the Executive an annual bonus in accordance with the following formula:

Bonus Amount =   (Base Bonus Amount) x (Actual year-end pre-tax profit/Budgeted year-end pre-tax profit)

where Base Bonus Amount is 50% of the applicable annual salary of the Executive and Budgeted year-end pre-tax profit is determined by the Board of Directors or, if formed, the Compensation Committee thereof. This provision shall be effective October 1, 1996. Such bonus shall be pro rated for any partial calendar year during the term hereof.

          (c)  Incentive Compensation. The Executive shall be eligible for
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awards from the Company's incentive compensation plans, including without limitation any stock option plans, applicable to high level executive officers of the Company or to key employees of the Company or its subsidiaries, in accordance with the terms thereof and on a basis commensurate with his position and responsibilities. The Company hereby grants to the Executive stock options to purchase 240,000 shares of Common Stock in accordance with the Company's stock option plan at an exercise price of $3.27 per share. Such options shall vest over a four-year period, with 50% vesting on the second anniversary of the date hereof and 25% vesting on each anniversary thereafter until fully vested.

          (d)  Benefits. The Company shall provide the Executive and his
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"dependents," as that term may be defined under the applicable benefit plan(s)
of the Company, with a family health insurance plan, which plan shall be the same as that provided to the other members of


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senior management of the Company. The Company agrees to pay all premiums in connection with such plan. The Company also agrees to provide the Executive with a life insurance policy in the amount of $50,000, with the beneficiary to be selected by the Executive. The Company agrees to pay all premiums in connection with such life insurance. To the extent eligible thereunder, the Executive shall be included in any and all plans, programs and policies which provide benefits for employees and their dependents. Such plans, programs and policies may include health care insurance, 401(k), long-term disability plans, life insurance, supplemental disability insurance, supplemental life insurance, holidays and other similar or comparable benefits made available to the Company's employees.

          (e)  Expenses. Subject to and in accordance with the Company's
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policies and procedures, the Executive hereby is authorized to incur, and, upon presentation of itemized accounts, shall be reimbursed by the Company for, any and all reasonable and necessary business-related expenses, which expenses are incurred by the Executive on behalf of the Company or any of its subsidiaries.

     4.   Absences. The Executive shall be entitled to vacations, absences
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because of illness or other incapacity, and such other absences, whether for holiday, personal time, or for any other purpose, as set forth in the Company's employment manual or current procedures and policies, as the case may be, as same may be amended from time-to-time.

     5.   Termination. In addition to the events of termination and expiration
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of this Agreement provided for in Section 1 hereof, the Executive's employment hereunder may be terminated only as follows:


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          (a)  Without Cause. The Company may terminate the Executive's
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employment hereunder without cause only upon action by the Board of Directors, and upon no less than thirty (30) days prior written notice to the Executive. The Executive may terminate employment hereunder without cause upon no less than thirty (30) days prior written notice to the Company.

          (b)  For Cause, by the Company. The Company may terminate the
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Executive's employment hereunder for cause immediately without notice to the
Executive. "Cause" for termination shall include the following conduct of the
Executive:

               (1) Conviction of, or pleading guilty or no contest to, a felony or crime involving moral turpitude;

               (2) Material breach of any provision of this Agreement or any applicable non-competition, non-disclosure or inventions assignment agreement by the Executive, including without limitation the Noncompetition, Nondisclosure and Developments Agreement dated December 21, 1995, a copy of which is attached hereto (the "Noncompetition Agreement"), which breach shall not have been cured by the Executive within thirty (30) days of receipt of written notice of said breach;

               (3) Unjustified refusal to perform the duties assigned to the Executive under or pursuant to this Agreement or failure to perform such duties diligently (other than merely failing to meet a business plan or projections); or

               (4) Commission of fraud, embezzlement, misappropriation of funds, breach of fiduciary duty or other act of dishonesty against the Company resulting or intended to result, directly or indirectly, in gain or personal enrichment of the Executive at the expense of the Company.


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          (c)  Death. The period of active employment of the Executive hereunder
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shall terminate automatically in the event of his death.

          (d)  Disability. In the event that the Executive shall be unable to
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perform duties hereunder for a period of one hundred twenty (120) consecutive calendar days by reason of disability as a result of illness, accident or other physical or mental incapacity or disability, the Company may, in its discretion, by giving written notice to the Executive, terminate the Executive's employment hereunder as long as the Executive is still disabled on the effective date of such termination.

          (e)  Mutual Agreement. This Agreement may be terminated at any time by
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mutual agreement of the Executive and the Company.

          (f)  For Good Reason, by the Executive. The Executive may terminate
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employment hereunder for good reason immediately and with prompt notice to the
Company. "Good reason" for termination by the Executive shall include the following conduct of the Company:

               (1) Failure to maintain the Executive in a position commensurate with that referred to in Section 2 of this Agreement;

               (2) The assignment to the Executive of any duties inconsistent with the Executive's position, authority, duties or responsibilities as contemplated by Section 2 of this Agreement, or any other action by the Company which results in a diminution of such position, authority, duties or responsibilities, excluding for this purpose any isolated action not taken in bad faith and which is promptly remedied by the Company after receipt of notice thereof given by the Executive; or


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               (3)  Material failure of the Company to pay the agreed upon compensation hereunder to the Executive.

               It is understood and agreed that it shall not be "good reason" for termination by the Executive pursuant to clauses (1) and/or (2) above if a new President and Chief Executive Officer is hired by the Company and such hiring is approved by the Executive in his capacity as a director of the Company.

     6.   Compensation in the Event of Termination. In the event that the
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Executive's employment pursuant to this Agreement terminates prior to the end of the term of this Agreement for a reason provided in Section 5 hereof, the Company shall pay the Executive compensation as set forth below:

          (a)  By Company For Cause or by Executive Without Good Reason. In the
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event that (i) the Company shall terminate the Executive's employment hereunder for cause pursuant to Section 5(b) hereof or (ii) the Executive shall terminate his employment hereunder without good reason pursuant to Section 5(f) hereof, the Company shall not be obligated to pay the Executive any compensation except for salary and other Compensation which may have been earned and are due and payable but which have not been paid as of the date of termination.

          (b)  By Executive for Good Reason or By Company Without Cause. In the
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event that the Executive's employment hereunder is terminated (i) by the
Executive for good reason pursuant to Section 5(f) hereof or (ii) by the Company without cause, then the Company shall continue to pay or provide, as applicable, the following compensation to the Executive:

               (1) Annual base salary as set forth in Section 3(a) hereof; and


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               (2)  Continuing coverage, but only to the extent required by law, for the Executive and his eligible dependents under all of the Company's benefit plans, programs and policies in effect as of the date of termination.

               Such compensation shall continue to be paid or provided, as applicable, in the same manner as before termination, and for a period of two years after the date of termination of employment. The Executive shall not be required to mitigate the amount of any payment provided for in this Section 6(b) by seeking employment or otherwise, nor shall any amounts received from employment or otherwise by the Executive offset in any manner the obligations of the Company hereunder.

     7.   Termination Obligations. Except as otherwise set forth in Section 6
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hereof, in the event of expiration or early termination of this Agreement as provided herein, neither the Company nor the Executive shall have any remaining duties or obligations hereunder except that:

          (a)  The Company shall:

               (1) Pay the Executive's accrued salary, plus interest thereon, and any other accrued benefits under Section 3 hereof;

               (2) Reimburse the Executive for expenses already incurred in accordance with Section 3(e) hereof; and

               (3) To the extent required by law, pay or otherwise provide for any benefits, payments or continuation or conversion rights in accordance with the provisions of any benefit plan of which the Executive or any of his dependents is or was a participant.

          (b) The Executive shall remain bound by the terms of any applicable non-competition, non-disclosure or inventions assignment agreement, including without limitation


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the Noncompetition Agreement; provided, however, in the event the Executive's employment hereunder is terminated (i) by the Executive for good reason pursuant to Section 5(f) hereof or (ii) by the Company without cause, the Noncompetition Agreement shall be effective for a period equal to the period during which the Company agrees to pay severance to the Executive pursuant to Section 6(b) hereof.

     8.   Resolution of Differences Over Breaches of Agreement. Except as
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otherwise provided herein, any controversy or claim arising out of, or relating to, this Agreement, or the breach hereof, shall be reviewed in the first instance in accordance with the Company's internal review procedures, if any, with recourse thereafter to the courts having jurisdiction thereof.

     9.   Waiver.  The waiver by a party hereto of any breach by the other party
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hereto of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by a party hereto.

     10.  Assignment. This Agreement shall be binding upon and inure to the
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benefit of the successors and assigns of the Company, and the Company shall be obligated to require any successor to expressly assume its obligations hereunder. This Agreement shall inure to the benefit of and be enforceable by the Executive or his legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. The Executive may not assign any of his duties, responsibilities, obligations or positions hereunder to any person and any such purported assignment by him shall be void and of no force and effect.

     11.  Notices.  Any notices required or permitted to be given under this
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Agreement shall be sufficient if in writing, and if personally delivered or when sent by first class certified or registered mail, postage prepaid, return receipt requested--in the case of the Executive, to his


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residence address as set forth below, and in the case of the Company, to the address of its principal place of business as set forth above, in care of the Board of Directors--or to such other person or at such other address with respect to each party as such party shall notify the other in writing.

     12.  Construction of Agreement.
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          (a)  Governing Law. This Agreement shall be governed by and its
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provisions construed and enforced in accordance with the internal laws of the
State of New Jersey without reference to its principles regarding conflicts of law.

          (b)  Severability. In the event that any one or more of the provisions
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of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          (c)  Headings. The descriptive headings of the several paragraphs of
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this Agreement are inserted for convenience of reference only and shall not constitute a part of this Agreement.

     13.  Entire Agreement.  This Agreement contains the entire agreement of the
          ----------------
parties concerning the Executive's employment and all promises, representations, understandings, arrangements and prior agreements on such subject are merged herein and superseded hereby. The provisions of this Agreement may not be amended, modified, repealed, waived, extended or discharged except by an agreement in writing signed by the party against whom enforcement of any amendment, modification, repeal, waiver, extension or discharge is sought. No person acting other than pursuant to a resolution of the Board of Directors shall have authority on behalf of the Company to agree to amend, modify, repeal, waive, extend or discharge any provision of this


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Agreement or anything in reference thereto or to exercise any of the Company's rights to terminate or to fail to extend this Agreement.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and attested by its duly authorized officer, and the Executive has set his hand, all as of the day and year first above written.



                                 DSET CORPORATION




                                 By:  /s/ Bruce R. Evans
                                      -----------------------------------------
                                      Bruce R. Evans, on behalf of the
                                      Board of Directors




                                 EMPLOYEE

                                 /s/ S. Daniel Shia
                                 ----------------------------------------------
                                 S. Daniel Shia


                                 Address:  105 Old Driftway
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                                           Lebanon, NJ  08833
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